FINANCIAL STATEMENTS
UNAUDITED

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)
December 31, 2006

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Financial Statements
(unaudited)

December 31, 2006

Contents

Unaudited Financial Statements

Special Value Expansion Fund, LLC (the “Company”) files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Company’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the Company’s proxy voting guidelines and information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period may be obtained without charge on the SEC’s website at http://www.sec.gov or by calling the Company’s advisor, Tennenbaum Capital Partners, LLC, at (310) 566-1000. Collect calls for this purpose are accepted.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Assets and Liabilities (Unaudited)

December 31, 2006

	Cost	Fair Value
Assets
Investments in securities of unaffiliated issuers
Debt securities	$295,957,823	$306,089,574
Equity securities	57,917,679	74,907,200
Total investments in securities of unaffiliated issuers	353,875,502	380,996,774

Investments in securities of affiliates
Debt securities	24,780,383	27,462,908
Equity securities	58,603,850	71,788,178
Total investments in securities of affiliates	83,384,233	99,251,086

Total investments	437,259,735	480,247,860

Cash and cash equivalents		100,192,672
Accrued interest income on securities of unaffiliated issuers		6,601,204
Accrued interest income on securities of affiliates		969,506
Prepaid expenses and other assets		831,472
Deferred debt issuance costs		1,745,080
Total assets		590,587,794

Liabilities
Credit facility payable		150,000,000
Performance fees payable		11,556,713
Unrealized loss on derivative instruments (Note 2)		662,947
Management and advisory fees payable		300,000
Accrued expenses and other liabilities		695,068
Total liabilities		163,214,728

Preferred Stock
Auction rate money market preferred stock, Series A and B; liquidation preference $50,000/share;
unlimited shares authorized, 2,000 shares issued and outstanding		100,000,000
Accumulated dividends on auction rate money market preferred stock		327,221
Series S, liquidation preference $1,000/share; 1 share authorized, no shares issued
and outstanding		-
Series Z, $500/share liquidation preference; 500 shares authorized, 312 shares
issued and outstanding		156,000
Accumulated dividends on Series Z preferred stock		12,793
Total preferred stock		100,496,014

Net assets applicable to common shareholders		$326,877,052

Composition of net assets applicable to common shareholders
Common stock, $0.001 par value; unlimited shares authorized; 546,750.239
shares issued and outstanding		$547
Paid-in capital in excess of par		298,261,492
Distributions in excess of net investment income		(16,185,054)
Accumulated net realized gain on investments		2,812,635
Accumulated net unrealized gain on investments		42,327,446
Accumulated dividends to preferred shareholders		(340,014)
Net assets applicable to common shareholders		$326,877,052

Common stock, NAV per share		$597.85

See accompanying notes.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited)

December 31, 2006

Showing Percentage of Total Cash and Investments of the Company

	Principal	Fair	Percent of Cash and
Security	Amount	Value	Investments

Debt Securities (57.47%)
Bank Debt (45.49%) (1)
Diversified/Conglomerate Manufacturing (5.85%)
Revere Industries, LLC, 2nd Lien Term Loan, LIBOR + 9%, due 6/14/11
(Acquired 12/14/05, Amortized Cost $17,804,000)	$17,804,000	$17,848,510	3.08%
Vitesse Semiconductor Corp. 1st Lien Term Loan, LIBOR + 4% Cash +
5% PIK, due 6/7/10 (Acquired 6/7/06, Amortized Cost $16,012,533)	$16,012,533	16,092,596	2.77%
Total Diversified/Conglomerate Manufacturing		33,941,106

Diversified/Conglomerate Service (4.45%)
Online Resources Corp. Senior Secured Loan, LIBOR + 7%, due 6/26/11
(Acquired 7/3/06, Amortized Cost $25,222,552)	$25,222,552	25,853,116	4.45%

Electronics (2.25%)
Isola USA Corp. 2nd Lien Term Loan, LIBOR + 7.75%, due 12/18/13
(Acquired 12/21/06, Amortized Cost $12,581,650)	$13,056,380	13,056,380	2.25%

Personal Transportation (8.47%)
Delta Airlines, Inc. DIP Term Loan C, LIBOR + 7.5%, due 3/16/08
(Acquired 9/23/05, Amortized Cost $23,382,789)	$23,738,872	24,446,789	4.21%
(Acquired 10/07/05, Amortized Cost $2,922,849)	$2,967,359	3,055,849	0.53%
Northwest Airlines, Inc. 1st Preferred Mortgage, 9.85%, due 10/15/12
(Restated and Amended 1/18/06, Amortized Cost $12,816,571)	$12,930,147	12,791,754	2.20%
Northwest Airlines, Inc. 1st Preferred Mortgage, 9.85%, due 7/15/13
(Restated and Amended 1/18/06, Amortized Cost $6,609,333)	$6,659,408	6,621,930	1.14%
Northwest Airlines, Inc. 1st Preferred Mortgage, 9.85%, due 12/15/13
(Restated and Amended 1/18/06, Amortized Cost $2,229,724)	$2,246,617	2,233,973	0.39%
Total Personal Transportation		49,150,295

Printing/Publishing (2.40%)
Weekly Reader Corp. Tranche B Term Loan, LIBOR + 8.5% Cash + 1% PIK, due7/22/09 (Acquired 7/22/05, Amortized Cost $13,524,255)	$13,524,255	13,929,983	2.40%

Telecommunications (16.11%)
Casema Mezzanine Term Loan, EURIBOR + 4.5% Cash + 4.75% PIK,
due 9/12/16 (Acquired 10/3/06, Amortized Cost $8,776,902) - (Netherland) (2)	€14,735,000	9,585,536	1.65%
Dialogic Corporation, Senior Secured Note, LIBOR + 8%, due 3/28/12
(Acquired 9/28/06, Amortized Cost $19,287,834)	$19,287,834	19,384,273	3.34%
Enterasys Network Distribution Ltd. Senior Secured Note, LIBOR + 9%, due 2/22/11
(Acquired 3/1/06, Amortized Cost $2,700,297) - (Ireland) (3)	$2,755,405	2,934,506	0.51%
Enterasys Networks, Inc. Senior Secured Note, LIBOR + 9%, due 2/22/11 (Acquired 3/1/06, Amortized Cost $11,839,763) (3)	$12,081,390	12,866,680	2.22%
Gores Ent Holdings, Inc. Senior Secured Note, LIBOR + 9.166%, due 2/22/11 (Acquired 3/1/06, Amortized Cost $10,240,323) (3)	$11,661,721	11,661,721	2.01%
Integra Telecom, Inc. 2nd Lien Senior Secured Term Loan,
LIBOR + 7% Cash + 4% PIK, due 7/31/12
(Acquired 7/31/06, Amortized Cost $12,299,817)	$12,910,808	13,685,457	2.36%
Wild Blue Communications, Inc. 1st Lien Delayed Draw Term Loan,
LIBOR + 2.5% Cash + 7.5% PIK, due 4/9/07
(Acquired 6/6/06, Amortized Cost $14,494,642)	$14,553,743	14,650,773	2.52%
Wild Blue Communications, Inc. 2nd Lien Delayed Draw Term Loan,
LIBOR + 5% Cash + 4.5% PIK, due 8/15/11
(Acquired 8/16/06, Amortized Cost $8,251,585)	$16,238,681	8,717,213	1.50%
Total Telecommunications		93,486,159

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

December 31, 2006

Showing Percentage of Total Cash and Investments of the Company

	Principal		Percent of
	Amount	Fair	Cash and
Security	or Shares	Value	Investments

Debt Securities (continued)
Utilities (5.96%)
Hawkeye Renewables, LLC 2nd Lien Term Loan, LIBOR+ 7.25%, due 6/30/13 (Acquired 7/18/06, Cost $10,994,065)	$11,275,964	$10,937,685	1.88%
La Paloma Generating Co. Residual Bank Debt
(Acquired 2/2/05, 3/18/05, and 5/6/05, Cost $1,390,853) (4)	$13,943,926	1,382,397	0.24%
Mach Gen, LLC Bank Debt
(Acquired 8/17/05, 11/19/05, 12/14/05 and 12/19/05, Cost $15,634,515) (4)	$13,606,197	22,291,481	3.84%
Total Utilities		34,611,563

Total Bank Debt (cost $249,016,852)		264,028,602

Corporate Debt Securities (11.98%)
Automobiles (2.40%)
Delco Remy International, Inc. Senior Notes, 8.625%, due 12/15/07	$3,191,000	2,744,260	0.47%
Delco Remy International, Inc. Senior Subordinated Notes, 11%, due 5/1/09	$16,653,000	7,077,525	1.22%
Delco Remy International, Inc. Senior Subordinated Notes, 9.375%, due 4/15/12	$11,173,000	4,134,010	0.71%
Total Automobiles		13,955,795

Containers, Packaging and Glass (2.44%)
Pliant Corp. Senior Secured Notes, 11.125%, due 9/1/09	$13,475,000	13,104,437	2.26%
Pliant Corp. Notes, 13%, due 7/15/10	$253,000	139,150	0.03%
Radnor Holdings Senior Secured Tranche C Notes, LIBOR + 7.25%, due 9/15/09 (Acquired 4/4/06, Amortized Cost $6,811,237) (4), (5)	$6,973,000	890,173	0.15%
Total Containers, Packaging and Glass		14,133,760

Leisure, Amusement, Motion Pictures and Entertainment (3.11%)
Bally Total Fitness Holdings, Inc. Senior Subordinated Notes, 9.875%, due 10/15/07	$19,484,000	18,022,700	3.11%

Printing/Publishing (1.93%)
Phoenix Color Corp. Senior Subordinated Notes, 13%, due 2/1/09	$11,380,000	11,209,300	1.93%

Utilities (2.10%)
Calpine Generating Co. Secured Floating Rate Notes, LIBOR + 9%, due 4/1/11	$11,351,000	12,202,325	2.10%

Total Corporate Debt Securities ($71,721,354)		69,523,880

Total Debt Securities (cost $320,738,206)		333,552,482

Equity Securities (25.27%)
Automobiles (3.18%)
EaglePicher Holdings Inc. Common Stock (Acquired 3/9/05, Cost $16,009,993) (3), (4), (5)	854,400	18,472,128	3.18%

Containers, Packaging and Glass (6.53%)
Pliant Corporation Common Stock (4)	217	217	0.00%
Pliant Corporation 13% Preferred Stock	1,918,000	866,735	0.15%
Radnor Holdings Series A Convertible Preferred Stock
(Acquired 10/27/05, Cost $7,163,929) (4), (5)	7,874,163	-	0.00%
Radnor Holdings Common Stock
(Acquired 7/31/06, Cost $60,966) (4), (5)	30	-	0.00%
Radnor Holdings Non-Voting Common Stock
(Acquired 7/31/06, Cost $628,814) (4), (5)	305	-	0.00%

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

December 31, 2006

Showing Percentage of Total Cash and Investments of the Company

	Principal		Percent of
	Amount	Fair	Cash and
Security	or Shares	Value	Investments

Equity Securities (continued)
Containers, Packaging and Glass (continued)
Radnor Holdings Warrants for Common Stock
(Acquired 10/27/05, Cost $594) (4), (5)	1	$-	0.00%
Radnor Holdings Warrants for Non-Voting Common Stock
(Acquired 10/27/05, Cost $594) (4), (5)	1	-	0.00%
WinCup, Inc. Common Stock
(Acquired 11/29/06, Cost $31,020,365) (3), (4), (5)	31,020,365	37,062,431	6.38%
Total Containers, Packaging and Glass		37,929,383

Diversified/Conglomerate Manufacturing (3.63%)
Lawson Software Inc. Common Stock (4)	2,849,256	21,056,002	3.63%

Diversified/Conglomerate Service (3.83%)
Online Resources Corp. Series A-1 Convertible Preferred Stock
(Acquired 7/3/06, Cost $22,255,193) (4), (5)	22,255,193	22,255,193	3.83%

Electronics (0.45%)
TPG Hattrick Holdco, LLC Common Units
(Acquired 4/21/06, Cost $1,186,944) (4), (5)	969,092	2,606,857	0.45%

Leisure, Amusement, Motion Pictures and Entertainment (0.06%)
Bally Total Fitness Holdings, Inc. Restricted Common Stock
(Acquired 8/24/05 and 4/03/06, Cost $393,521) (4), (5), (6)	179,199	329,278	0.06%

Telecommunications (3.61%)
Dialogic Corporation, Class A Convertible Preferred Shares
(Acquired 9/28/06, Cost $2,967,357) (4), (5)	3,037,033	2,976,292	0.51%
Gores Ent Holdings, Inc. Series A Convertible Preferred Stock
(Acquired 3/1/06 and 11/7/06, Cost $10,385,328) (3), (4), (5)	10,385.327	14,227,898	2.45%
Gores Ent Holdings, Inc. Series B Convertible Preferred Stock
(Acquired 3/1/06, Cost $1,188,164) (3), (4), (5)	1,843.827	2,025,721	0.35%
Integra Telecom, Inc. Warrants to purchase various Common and Preferred Stock
(Acquired 7/31/06, Cost $382,723) (4), (5)	1,144,390	1,446,225	0.25%
WildBlue Communications, Inc. Non-Voting Warrants
(Acquired 10/23/06, Cost $269,331) (4), (5)	629,750	277,090	0.05%
Total Telecommunications		20,953,226

Utilities (0.41%)
Mach Gen, LLC Common Units
(Acquired 8/17/05, 11/9/05, 12/14/05, and 12/19/05, Cost $0) (4), (5), (7)	1,038	-	0.00%
Mach Gen, LLC Preferred Units
(Acquired 8/17/05, 11/9/05, 12/14/05, and 12/19/05, Cost $0) (4), (5), (7)	4,076	-	0.00%
THL Hawkeye Equity Investors, L.P. Interest
(Acquired 7/25/06 Cost $2,373,887) (4), (5)	2,373,887	2,373,887	0.41%
Total Utilities		2,373,887

Miscellaneous Securities (3.57%) (4), (8)	842,253	20,719,424	3.57%

Total Equity Securities (cost $116,521,529)		146,695,378

Total Investments in Securities (cost $437,259,735)		$480,247,860

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

December 31, 2006

Showing Percentage of Total Cash and Investments of the Company

	Principal		Percent of
	Amount	Fair	Cash and
Security	or Shares	Value	Investments

Cash and Cash Equivalents (17.26%)
Abbey National Commercial Paper, 5.31%, due 1/2/07	$12,000,000	$11,987,610	2.06%
Abbey National Commercial Paper, 5.24%, due 1/4/07	$14,000,000	13,936,829	2.40%
Bear Stearns Commercial Paper, 5.26%, due 1/26/07	$20,000,000	19,883,111	3.43%
Bear Stearns Commercial Paper, 5.25%, due 2/13/07	$2,100,000	2,085,300	0.36%
Citigroup Commercial Paper, 5.28%, due 1/4/07	$4,500,000	4,489,440	0.77%
Toyota Motor Credit Corp. Commercial Paper, 5.23%, due 1/4/07	$7,500,000	7,467,857	1.29%
UBS Finance Commercial Paper, 5.265%, due 1/22/07	$20,000,000	19,909,325	3.43%
Union Bank of California Certificate of Deposit, 5.29%, due 1/26/07	$17,750,000	17,750,000	3.06%
Wells Fargo Bank Overnight Repo	$413,018	413,018	0.07%
Cash Held on Account at Various Institutions	$2,270,182	2,270,182	0.39%
Total Cash and Cash Equivalents (9)		100,192,672

Total Cash and Investments in Securities		$580,440,532	100.00%

Notes to Statement of Investments

(1)
Certain investments in bank debt may be considered to be subject to contractual restrictions, and such investments are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally limited to commercial lenders or accredited investors and often require approval of the agent or borrower.

(2)	Principal amount denominated in Euros. Amortized cost and fair value converted from Euros to US dollars.

(3)	Affiliated issuers - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).

(4)	Non-income producing security.

(5)	Restricted security.

(6)
Registration of this issue of restricted stock may be forced by a majority of the eligible holders of the issue by written notice to the issuer once the issuer becomes eligible to use a short form registration statement on Form S-3. On April 3, 2006, the Company owned $13,104,000 par of unrestricted Bally Total Fitness Holdings, Inc. 9.875% Senior Subordinated Notes, due 10/15/07, with a carrying value of $13,333,320.

(7)	The Mach Gen common and preferred units are nondetachable from the Mach Gen bank debt listed above, and therefore may be considered to be subject to the same contractual restrictions.

(8)	Miscellaneous Securities are comprised of certain unrestricted security positions that have not previously been publicly disclosed.

(9)	Cash and cash equivalents includes $13,535,108 segregated for certain unfunded commitments.

Aggregate purchases and aggregate sales of securities, other than Government securities, totaled $33,407,037 and $45,882,346 respectively. Aggregate purchases includes securities received as payment in kind. Aggregate sales includes principal paydowns on debt securities.

The total value of restricted securities as of December 31, 2006 was $368,971,775, or 63.57% of total cash and investments of the
Company.

See accompanying notes.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Operations (Unaudited)

For the Three Months Ended December 31, 2006

Investment income
Interest income from investments in securities of unaffiliated issuers	$11,921,482
Interest income from investments in affiliates	980,233
Income from original issue discount	88,656
Other income - non-affiliates	66,765
Total interest and related investment income	13,057,136

Operating expenses
Performance fees (Notes 3 and 7)	5,395,181
Interest expense	1,718,093
Management and advisory fees	900,000
Legal fees, professional fees and due diligence expenses	238,664
Credit enhancement fees	156,184
Commitment fees	110,769
Amortization of deferred debt issuance costs	74,778
Directors fees	60,000
Insurance expense	54,594
Custody fees	25,000
Other operating expenses	220,035
Total expenses	8,953,298

Net investment income	4,103,838

Net realized and unrealized gain on investments
Net realized gain from:
Investments in securities of unaffiliated issuers	2,812,635
Investments in securities of affiliates	-
Net realized gain on investments	2,812,635

Net change in net unrealized gain on cash and investments
Net unrealized gain, beginning of period	26,273,011
Net unrealized gain, end of period	42,327,446
Net change in unrealized gain on cash and investments	16,054,435
Net realized and unrealized gain on cash and investments	18,867,070

Distributions to preferred shareholders	(1,241,900)
Net change in accumulated dividends to preferred shareholders	(122,083)

Net increase in net assets applicable to common shareholders
resulting from operations	$21,606,925

See accompanying notes.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statements of Changes in Net Assets

	For the Three Months Ended December 31, 2006 (Unaudited)	Year Ended September 30, 2006

Total common shareholder committed capital	$300,000,000	$300,000,000

Net assets applicable to common shareholders, beginning of period	$314,270,127	$138,820,731

Common shareholder contributions	-	171,000,000

Net investment income	4,103,838	19,677,928
Net realized gain on investments	2,812,635	6,940,981
Net change in unrealized gain on cash and investments	16,054,435	10,779,157
Distributions to preferred shareholders from net investment income	(1,241,900)	(2,977,730)
Distributions to preferred shareholders from net realized gains	-	(704,959)
Net change in accumulated dividends to preferred shareholders	(122,083)	(189,148)
Net increase in net assets applicable to common shareholders resulting from operations	21,606,925	33,526,229

Distributions to common shareholders from:
Net investment income	(9,000,000)	(22,840,811)
Net realized gains	-	(6,236,022)
Total distributions to common shareholders	(9,000,000)	(29,076,833)

Net assets applicable to common shareholders, end of period (including distributions in excess of net investment income of $16,185,054 and $10,046,992, respectively)	$326,877,052	$314,270,127

See accompanying notes.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Cash Flows (Unaudited)

For the Three Months Ended December 31, 2006

Operating activities
Net increase in net assets applicable to common shareholders resulting from operations	$21,606,925
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to net cash provided by operating activities:
Net realized gain on investments	(2,812,635)
Net change in unrealized gain on investments	(16,054,435)
Dividends paid to preferred shareholders	1,241,900
Increase in accumulated dividends to preferred shareholders	122,083
Income from original issue discount	(88,656)
Income from paid in-kind and other capitalized income	(4,118,860)
Amortization of deferred debt issuance costs	74,778
Changes in assets and liabilities:
Purchases of investment securities	(33,407,037)
Proceeds from sales, maturities and paydowns of investment securities	45,882,346
Increase in prepaid expenses and other assets	(517,482)
Decrease in accrued interest income on securities of unaffiliated issuers	1,642,378
Decrease in accrued interest income on securities of affiliated issuers	808,432
Decrease in receivable for investment securities sold	9,242,684
Decrease in payable for securities purchased	(2,239,932)
Decrease in performance fee payable	(1,227,986)
Decrease in accrued expenses and other liabilities	(182,259)
Net cash provided by operating activities	19,972,244

Financing activities
Dividends to common shareholders	(9,000,000)
Proceeds from draws on credit facility	76,000,000
Principal repayment on credit facility	(6,000,000)
Dividends paid to preferred shareholders	(1,241,900)
Net cash provided by financing activities	59,758,100

Net increase in cash and cash equivalents	79,730,344
Cash and cash equivalents at beginning of period	20,462,328
Cash and cash equivalents at end of period	$100,192,672

Supplemental cash flow information:
Interest payments	$1,556,451

See accompanying notes.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited)

December 31, 2006

1. Organization and Nature of Operations

Special Value Expansion Fund, LLC (the “Company”), a Delaware limited liability company, is registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Company has elected to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes. The Company will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements.

The Certificate of Formation of the Company was filed with the Delaware Secretary of State on August 12, 2004. Investment operations commenced and initial funding was received on September 1, 2004. The Company was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities. The stated objective of the Company is to generate current income as well as long-term capital appreciation using a leveraged capital structure. GMAM Investment Funds Trust II (“GMAM”) owns 99.5% of the Company’s common shares.

Tennenbaum Capital Partners, LLC (“TCP”) serves as the Investment Manager of the Company. TCP is controlled and managed by Tennenbaum & Co., LLC (“Tennenbaum & Co.”) and certain affiliates. The Company, TCP, Tennenbaum & Co., and their members and affiliates may be considered related parties.

Company management consists of the Investment Manager and the Board of Directors. The Investment Manager directs and executes the day-to-day operations of the Company, subject to oversight from the Board of Directors, which sets the broad policies for the Company. The Board of Directors consists of three persons, two of whom are independent. If the Company has preferred shares outstanding, as it currently does, the holders of the preferred shares voting separately as a class will be entitled to elect two of the Company’s Directors. The remaining Directors of the Company will be subject to election by holders of common shares and preferred shares voting together as a single class.

Company Structure

Total maximum capitalization of the Company is targeted at $600 million, consisting of $300 million of capital committed by investors to purchase the Company’s common shares, $100 million of Auction Rate Money Market Preferred Shares (“APS”), $200 million under a Senior Secured Revolving Credit Facility (the “Senior Facility”), $156,000 of Series Z Preferred Stock and $1,000 of Series S Preferred Stock (see Note 7). The contributed investor capital, APS and the amount drawn under the Senior Facility are to be used to purchase Company investments and to pay certain fees and expenses of the Company. Substantially all of these investments will be included in the collateral for the Senior Facility and are available to pay certain fees and expenses of the Company incurred in connection with its organization and capitalization. At December 31, 2006, there was $150 million outstanding under the Senior Facility.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

December 31, 2006

1. Organization and Nature of Operations (continued)

Credit enhancement with respect to the APS and Senior Facility is provided by a AAA/Aaa rated monoline insurer (the “Insurer”) through surety policies issued pursuant to an insurance and indemnity agreement between the Company and the Insurer. Under the surety policies, the Insurer will guarantee payment of the liquidation preference and unpaid dividends on the APS and amounts drawn under the Senior Facility. The cost of the surety polices is 0.11% for unutilized portions of the Money Market preferred shares and the Senior Facility and 0.24% for the outstanding portions of those sources of capital.

The Company will liquidate and distribute its assets and will be dissolved at September 1, 2014, subject to up to two one-year extensions if requested by the Investment Manager and approved by a majority of the Company’s equity interests. However, the Operating Agreement will prohibit the liquidation of the Company prior to September 1, 2014 if the APS are not redeemed in full prior to such liquidation.

Investor Capital

Investors committed to purchase $300 million of the Company’s common shares over a two-year period on dates specified by the Company. As of December 31, 2006, the Company has called and received all of the common shareholder committed contributions, as follows:

Call Date	Share Issuance Date	Percent of Commitment
September 1, 2004	September 1, 2004	20.00%
November 1, 2004	November 1, 2004	10.00%
March 18, 2005	May 2, 2005	3.33%
April 18, 2005	May 2, 2005	6.67%
September 30, 2005	November 1, 2005	3.00%
November 1, 2005	December 1, 2005	12.00%
February 1, 2006	March 1, 2006	10.00%
May 10, 2006	June 1, 2006	15.00%
August 1, 2006	September 1, 2006	20.00%

Auction Rate Money Market Preferred Capital

At December 31, 2006, the Company had 2,000 shares of APS issued and outstanding with a liquidation preference of $50,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). The APS are redeemable at the option of the Company, subject to certain limitations. Additionally, under certain conditions, the Company may be required to either redeem certain of the APS or repay indebtedness, at the Company’s option. Such conditions would include a failure by the Company to maintain adequate collateral as required by its credit facility agreement or by the Statement of Preferences of the APS, or a failure by the Company to maintain sufficient asset coverage as required by the 1940 Act. As of December 31, 2006, the Company was in full compliance with such requirements.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

December 31, 2006

1. Organization and Nature of Operations (continued)

The auction agent receives a fee from the Company for its services in connection with auctions of APS and compensates broker-dealers at an annual rate of 0.25% of the purchase price of the shares of the APS that are issued and outstanding. The Company entered into an agreement with a major broker-dealer to underwrite initial issuances of the APS for a two-year period based on an agreed-upon drawdown schedule and subject to certain criteria.

The issuances of the APS total $100 million of the Company’s total capitalization. On November 17, 2004, the Company received $35.0 million upon issuance of 700 shares of APS. On February 2, 2006, the Company received $65.0 million upon issuance of 1,300 shares of APS.

2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). In the opinion of the Investment Manager, the financial results of the Company included herein contain all adjustments necessary to present fairly the financial position of the Company as of December 31, 2006, the results of its operations and cash flows for the three months ended December 31, 2006, and the changes in net assets for the three months ended December 31, 2006 and for the year ended September 30, 2006. The following is a summary of the significant accounting policies of the Company.

Investment Valuation

Management values investments held by the Company at fair value based upon the principles and methods of valuation set forth in policies adopted by the Company’s Board of Directors and in conformity with the Senior Facility and Statement of Preferences for the APS.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

December 31, 2006

2. Summary of Significant Accounting Policies (continued)

Investments listed on a recognized exchange, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation.

Liquid investments not listed on a recognized exchange are valued by an approved nationally recognized security pricing service or by using either the average of the bid prices on the date of valuation, as supplied by three approved broker-dealers, or the lower of two quotes from approved broker-dealers. At December 31, 2006, all but 1.02% of the cash and investments were valued based on prices from a recognized exchange, nationally recognized third-party pricing service or an approved third-party appraisal.

Investments not listed on a recognized exchange nor priced by an approved source (“Unquoted Investments”) are valued as follows for purposes of inclusion as permitted collateral in the borrowing base of the Senior Facility:

a)	for semi-liquid investment positions with a value of $15 million or greater but less than $30 million, the most recent quote provided by an approved investment banking firm;

b)	for semi-liquid investment positions with a value greater than $30 million, the most recent valuation provided by an approved third-party appraisal; and

c)	for illiquid investment positions with a value of $15 million or greater, the most recent valuation provided by an approved third-party appraisal.

However, notwithstanding items (a) through (c), above, the Investment Manager may determine the market value of Unquoted Investments without obtaining a third-party quote or appraisal, up to an aggregate of 5% of the total capitalization of the Company.

Investments for which market quotations are not readily available or are determined to be unreliable are valued at fair value under guidelines adopted by the Board of Directors, with such fair valuations subject to their approval. Fair value is generally defined as the amount for which an investment could be sold in an orderly disposition over a reasonable time. Generally, to increase objectivity in valuing the Company’s assets, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible.

The Investment Manager’s valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future. The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated. The Investment Manager generally uses three methods to fair value securities:

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

December 31, 2006

2. Summary of Significant Accounting Policies (continued)

(i) Cost Method. The cost method is based on the original cost of the securities to the Company. This method is generally used in the early stages of a portfolio company’s development until significant positive or negative events occur subsequent to the date of the original investment by the Company in such company that dictate a change to another valuation method.

(ii) Private Market Method. The private market method uses actual, executed, historical transactions in a portfolio company’s securities by responsible third parties as a basis for valuation. In connection with utilizing the private market method, the Investment Manager may also use, where applicable, unconditional firm offers by responsible third parties as a basis for valuation.

(iii) Analytic Method. The analytical method is generally used by the Investment Manager to value an investment position when there is no established public or private market in the portfolio company’s securities or when the factual information available to the Investment Manager dictates that an investment should no longer be valued under either the cost or private market method. This valuation method is based on the judgment of the Investment Manager, using data available for the applicable portfolio securities.

Because of the inherent uncertainty of valuations, these estimated values may differ significantly from the values that would have been used had a ready market for such investments existed, and the differences could be material.

Investment Transactions

The Company records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of the securities sold.

Cash and Cash Equivalents

Cash consists of amounts held in accounts with brokerage firms and the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of three months or less. For purposes of reporting cash flows, cash consists of the cash held with brokerage firms and the custodian bank, and cash equivalents maturing within 90 days.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

December 31, 2006

2. Summary of Significant Accounting Policies (continued)

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Company’s policy that its custodian take possession of the underlying collateral securities, for which the fair value exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.

Investments in Restricted Securities

The Company may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Statement of Investments. Restricted securities, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Investments in Foreign Securities

The Company may invest in securities traded in foreign countries and denominated in foreign currencies. At December 31, 2006, the Company had a foreign currency denominated investment with a market value of approximately 1.65% of the Company’s total cash and investments. Such position was converted at the closing rate in effect at December 31, 2006 and reported in U.S. dollars. Purchases and sales of investment securities and income and expense items denominated in foreign currencies, when they occur, are translated into U.S dollars on the respective dates of such transactions.  As such, foreign security positions and transactions are susceptible to foreign currency as well as overall market risk. Accordingly, potential unrealized gains and losses from foreign security transactions may be affected by fluctuations in foreign exchange rates. Such fluctuations are included in the net realized and unrealized gain or loss from investments. Net unrealized foreign currency gains of $463,510 were included in net unrealized gains on cash and investments at December 31,2006. .

Securities of foreign companies and foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, securities of some foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

December 31, 2006

2. Summary of Significant Accounting Policies (continued)

Derivatives

In order to mitigate the currency exchange and interest rate risks associated with the foreign currency denominated investment, the Company entered into several interest rate swaps and currency forward transactions during the three months ended December 31, 2006.

The Company recognizes all derivatives as either assets or liabilities in the Statement of Assets and Liabilities. The transactions entered into are accounted for using the mark-to-market method with the resulting change in fair value recognized in earnings for the current period.

At December 31, 2006, the following derivatives were outstanding:

Derivative	Notional Amount	Fair Value	Percent of Cash and Investments
Cross Currency Basis Swaps
Pay Euros, receive US dollars, expiring September 12, 2016	$8,776,903	$(538,986)	(0.09)%
Other	$210,280	$(70,003)	(0.01)%
Total Cross Currency Basis Swaps		$(608,989)	(0.10)%

Currency Forward
Sell Euros, buy US dollars, expiring March 13, 2007 - September 14, 2009	$1,275,339	$(53,958)	(0.01)%

Total Derivatives		$(662,947)	(0.11)%

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

December 31, 2006

2. Summary of Significant Accounting Policies (continued)

Debt Issuance Costs

Costs of $2.4 million were incurred in connection with placing the Company’s Senior Facility. These costs are being deferred and are amortized on a straight-line basis over eight years, the estimated life of the Senior Facility. The impact of utilizing the straight-line amortization method versus the effective-interest method is not expected to be material to the Company’s operations.

Equity Placement and Offering Costs

Placement costs for the Company’s APS capital were $1.0 million. Offering costs totaled $0.4 million. These costs were charged to paid-in capital.

Organization Costs

Organization costs of $0.3 million were incurred in connection with the formation of the Company and expensed to operations at the inception of the Company in 2004.

Purchase Discounts

The majority of the Company’s high yield and distressed debt securities are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer and by general market factors that influence the financial markets as a whole. GAAP requires that discounts on corporate (investment grade) bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. The process of accreting the purchase discount of a debt security to par over the holding period results in accounting entries that increase the cost basis of the investment and record a noncash income accrual to the statement of operations. The Company considers it prudent to follow GAAP guidance that requires the Investment Manager to consider the collectibility of interest when making accruals. Statement of Position 93-1 discusses financial accounting and reporting for high yield debt securities and notes for which, because of the credit risks associated with high yield and distressed debt securities, income recognition must be carefully considered and constantly evaluated for collectibility.

Accordingly, when accounting for purchase discounts, management recognizes discount accretion income when it is probable that such amounts will be collected and when such amounts can be estimated. A reclassification entry is recorded at year-end to reflect purchase discounts on all realized investments. For income tax purposes, the economic gain resulting from the sale of debt securities purchased at a discount is allocated between interest income and realized gains.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

December 31, 2006

2. Summary of Significant Accounting Policies (continued)

Dividends to Common Shareholders

Dividends and distributions to common shareholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by the Board of Directors, which has provided the Investment Manager with criteria for such distributions, and is generally based upon estimated taxable earnings. Net realized capital gains are distributed at least annually. The Company declared distributions of $9 million and $29.1 million to common shareholders during the three months ended December 31, 2006 and the year ended September 30, 2006, respectively, and has distributed $45.1 million since inception.

Income Taxes

The Company intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. Accordingly, no provision for income taxes is required in the financial statements.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. Capital accounts within the financial statements are adjusted at year-end for permanent book and tax differences. These adjustments are primarily due to differing book and tax treatments for short-term realized gains and have no impact on net assets or the results of operations.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses, and will reverse in subsequent periods.

Cost and unrealized appreciation (depreciation) for U.S. federal income tax purposes of the investments of the Company at December 31, 2006 were as follows:

Unrealized appreciation	$59,601,868
Unrealized depreciation	(17,274,422)
Net unrealized appreciation	42,327,446

Cost	$437,259,735

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

December 31, 2006

2. Summary of Significant Accounting Policies (continued)

Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable and accurate, actual results could differ from those estimates.

Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FIN No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109, which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. The interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN No. 48 requires recognition of tax benefits that satisfy a greater than 50% probability threshold. FIN No. 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN No. 48 is effective for the Company beginning October 1, 2007. At this time, the Company is assessing the potential impact of FIN 48 on the financial statements.

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements, which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require any new fair value measurements, but provides guidance on how to measure fair value by providing a fair value hierarchy used to classify the source of the information. This statement is effective for the Company beginning October 1, 2008. At this time, the Company is assessing the potential impact of SFAS No. 157 on the financial statements.

3. Allocations and Distributions

As set forth in the Investment Management Agreement, distributions made to common shareholders and performance fees paid to the Investment Manager with respect to any accounting period are determined as follows:

a)
First, 100% to the common shareholders based on their respective proportionate capital contributions as of the end of such accounting period until the amount distributed to each common shareholder, together with amounts previously distributed to such shareholder, equals a 12% annual weighted-average return on undistributed capital attributable to the common shares;

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

December 31, 2006

3. Allocations and Distributions (continued)

b)
Then, 100% to the Investment Manager as a performance fee until the cumulative amount of such fees equals 25% of all amounts previously distributed to the common shareholders pursuant to clause (a) above; and

c)
All remaining amounts: (i) 80% to the common shareholders based on their proportionate capital contributions as of the end of such accounting period and (ii) 20% to the Investment Manager as performance fee.

The timing of distributions is determined by the Board of Directors, which has provided the Investment Manager with certain criteria for such distributions. Performance fees payable to the Investment Manager are accrued in accordance with the manner used to determine distributions as specified above. At December 31, 2006, the Company’s cumulative annual return exceeded the 12% threshold, and the Investment Manager had accrued $11,556,713 in unpaid performance fees. A liability for this amount is reflected in the accompanying financial statements. On December 28, 2006, the Company paid $4,000,000 of the liability in connection with the distribution paid to common shareholders on the same date.

The APS dividend rate is determined by auction at periodic intervals and ranged from 5.32% to 5.37% per annum as of December 31, 2006.

The Series Z share dividend rate is fixed at 8% per annum.

4. Management Fees and Other Expenses

Pursuant to the advisory agreement, the Investment Manager is entitled to receive an annual management and advisory fee, payable monthly in arrears, equal to 0.60% of the sum of the total common shareholder commitments, APS and debt potentially issuable in respect of such common commitments, subject to reduction by the amount of the debt when no facility is outstanding and the amount of the APS when less than $1 million in liquidation value of preferred stock is outstanding. For purposes of computing the management fee, total committed capital is $600 million consisting of $300 million of capital committed by investors to purchase the Company’s common shares, $100 million of APS and $200 million of debt. In addition, the Investment Manager is entitled to a performance fee as discussed in Note 3, above.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

December 31, 2006

4. Management Fees and Other Expenses (continued)

The Company pays all expenses incurred in connection with the business of the Company, including fees and expenses of outside contracted services, such as custodian, trustee, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers’ and finders’ fees relating to investments, and any other transaction costs associated with the purchase and sale of investments of the Company.

5. Senior Secured Revolving Credit Facility

The Company has entered into a credit agreement with certain lenders, which provides for a senior secured revolving credit facility (“Senior Facility”). The Senior Facility is a revolving extendible credit facility pursuant to which amounts may be drawn up to $200 million. The Senior Facility matures November 17, 2012, subject to extension by the lenders at the request of the Company for one 12-month period. Amounts outstanding under the Senior Facility at December 31, 2006 totaled $150 million. As of December 31, 2006, interest payable on amounts outstanding under the Senior Facility was $264,353. For the three months ended December 31, 2006, daily weighted-average debt outstanding was $116,271,739. The weighted-average interest rate on debt outstanding during the three months was 5.86%. Interest payments made under the Senior Facility totaled $1,556,451 for the three months ended December 31, 2006.

Advances under the Senior Facility bear interest at either (i) the Eurodollar Rate or Commercial Paper Rate plus 0.43% per annum; or (ii) the higher of (x) the “Prime Rate” plus 0.43% per annum and (y) the “Federal Funds Effective Rate,” plus 0.50% per annum. Additionally, advances under the swingline facility bear interest at either the Eurodollar Rate or Commercial Paper Rate plus 0.43% per annum.

In addition to amounts due on outstanding debt, the Senior Facility accrues commitment fees of 0.30% per annum on the Senior Facility, or $2,208 per day when the outstanding borrowings are less than $150,000,000, subject to certain ramp-up provisions.

6. Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Company conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the New York area.

In the normal course of business, the Company’s securities activities involve executions, settlement and financing of various securities transactions resulting in receivables from, and payables to, brokers, dealers, and the Company’s custodian. These activities may expose the Company to risk in the event such parties are unable to fulfill contractual obligations. Management does not anticipate any losses from counterparties with whom it conducts business.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

December 31, 2006

6. Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk (continued)

Cash equivalents of $13,535,108 at December 31, 2006 were segregated at the Company’s custodian to collateralize certain unfunded commitments.

7. Preferred Capital

In addition to the APS capital described in Note 1, the Company had one Series S preferred share authorized but unissued and 312 Series Z preferred shares authorized, issued and outstanding as of December 31, 2006.

Series S Preferred Share

The Company had issued, at inception, one share of its Series S preferred shares to SVOF/MM, LLC, having a liquidation preference of $1,000 plus accumulated but unpaid dividends. SVOF/MM, LLC is controlled by the Investment Manager and owned substantially entirely by the Investment Manager and certain affiliates. On May 9, 2005, the Series S preferred share was retired and assumed the status of an authorized but unissued share. Prior to retirement, the Series S preferred shareholder was entitled to receive, as dividends, the amount of the performance allocation pursuant to Note 3, above, which is now payable to the Investment Manager as a performance fee which reduces operating income as reflected in the Statement of Operations. The retirement of the Series S preferred share had no impact on any shareholder other than the Series S preferred shareholder.

Series Z Preferred Shares

The Company issued 312 shares of its Series Z preferred shares, having a liquidation preference of $500 per share plus accumulated but unpaid dividends and paying dividends at an annual rate equal to 8% of liquidation preference. The Series Z preferred shares rank on par with the APS with respect to the payment of dividends and distribution of amounts on liquidation, and vote with the APS as a single class. The Series Z preferred shares are redeemable at any time at the option of the Company and may only be transferred with the consent of the Company.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

December 31, 2006

8. Shareholders’ Capital

Issuances of common stock to and subscriptions of common stock by the Company’s investors for the three months ended December 31, 2006 and the year ended September 30, 2006 were as follows:

	Three Months Ended December 31, 2006	Year Ended September 30, 2006
Number of common shares issued	-	311,123
Number of common shares subscribed and pending issuance	-	-
Less: number of common shares subscribed in prior period	-	(16,335)
Net increase	-	294,788

Gross proceeds from share issuance	-	$180,000,000
Subscription receivable for common shares	-	-
Less: proceeds from shares subscribed in prior period	-	(9,000,000)
Offering costs	-	-
APS placement costs	-	-
Net proceeds	-	$171,000,000

9. Indemnifications

The Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company expects the risk of loss to be remote.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

December 31, 2006

10. Financial Highlights

	Three Months Ended December 31, 2006	Year Ended September 30, 2006	Year Ended September 30, 2005	Period from September 1, 2004 to September 30, 2004
Per Common Share (1)
Net asset value, beginning of period	$574.80	$550.96	$509.44	$499.43

Investment operations
Net investment income (loss)	7.50	50.20	8.43	(2.65)
Net realized and unrealized gain	34.50	54.11	79.06	14.52
Distributions to preferred shareholders from net investment income	(2.27)	(7.23)	(2.92)	-
Distributions to preferred shareholders from net realized gains	-	(1.71)	(1.34)
Net change in accumulated dividends to preferred shareholders	(0.22)	(0.56)	(1.16)	(1.86)
Total from investment operations	39.51	94.81	82.07	10.01

Distributions to common shareholders from:
Net investment income	(16.46)	(55.75)	(22.71)	-
Net realized gains	-	(15.22)	(10.41)	-
Total distributions to common shareholders	(16.46)	(70.97)	(33.12)	-

Decrease in net assets from equity placement and offering costs charged to paid-in capital	-	-	(7.43)	-
Net asset value, end of period	$597.85	$574.80	$550.96	$509.44

Period return on invested assets (2), (3)	6.51%	20.22%	28.35%	9.14%

Period return to common shareholders before performance fee (2)	8.64%	22.53%	20.21%	1.85%
Less: performance fee (2)	(1.76%)	(4.83%)	(3.80%)	(0.37%)
Net period return to common shareholders (2), (4)	6.88%	17.70%	16.41%	1.48%

Ratios and Supplemental Data:
Ending net assets applicable to common shareholders	$326,877,052	$314,270,127	$138,820,731	$90,820,626
Total expenses / average common equity, including performance fees of 1.67%, 3.91%, 3.84%, and 0.37%, respectively (5)	6.03%	8.27%	9.57%	9.46%
Net investment income (loss) / average common equity (5)	5.03%	9.22%	1.36%	(8.08%)
Portfolio turnover rate (2)	6.87%	27.44%	13.73%	1.22%
Weighted-average debt outstanding	$116,271,739	$64,024,658	$9,479,452	$-
Weighted-average number of shares	546,750	392,502	202,102	120,000
Average debt per share	$212.66	$163.12	$46.90	$-

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

December 31, 2006

10. Financial Highlights (continued)

Annualized Inception to Date Performance Data as of December 31, 2006:
Return on common equity (4)	18.51%
Return on invested assets (3)	28.46%
Internal rate of return (6)	19.24%

Notes to Financial Highlights:

(1)	Per share changes in net asset value are computed based on the actual number of shares outstanding during the time in which such activity occurred.

(2)	Not annualized for periods of less than one year.

(3)	Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(4)
Returns (net of dividends to preferred shareholders and fund expenses, including financing costs and management and performance fees) calculated on a monthly geometrically linked, time-weighted basis as described in Chapter 2 of the AIMR Performance Presentation Standards Handbook (1997).

(5)
Annualized for periods of less than one year except for performance fees in the expense ratios. These ratios included interest expense and performance fees but do not reflect the effect of dividend payments to preferred shareholders. The ratio of expenses to average net assets is higher in earlier periods, and net investment income to average net assets is reduced, due to the Company’s relatively smaller capital base while the Company is ramping up.

(6)
Net of dividends to preferred shareholders and fund expenses, including financing costs and management and performance fees. Internal rate of return (“IRR”) is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays. The internal rate of return presented assumes liquidation of the fund at net asset value as of the balance sheet date, and is reduced in earlier periods due to the equity placement and offering costs that were charged to paid-in capital and the organizational costs that were expensed at the inception of the Company. IRR is lower than return on equity as the equity placement and offering costs did not have a P&L impact on the return on equity calculation.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Portfolio Asset Allocation (% of Cash and Investments)
(unaudited)

December 31, 2006

Portfolio Holdings by Investment Type
Portfolio Holdings by Industry